Pledge of Assets - Carrying Value of Group's Assets Pledged to Secure Credit Facilities (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Disclosure Of Pledged Assets [abstract]
Bank deposits	¥ 26,000	$ 3,985	¥ 14,900
Property, plant and equipment	41,734	6,396	47,739
Right-of-use assets	53,035	8,128	54,575
Total assets pledged as security	¥ 120,769	$ 18,509	¥ 117,214